UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2006



                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



      REPUBLIC OF PANAMA              001-08430                  72-0593134
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                            77079
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 (Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including Area Code: (281) 870-5000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

     On March 27, 2006, our Audit Committee dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as our independent registered public accounting firm and approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2006. On March 27, 2006, our Board of Directors ratified the Audit Committee's decision to change independent registered public accounting firms and the appointment of Deloitte & Touche.

     The audit reports of PricewaterhouseCoopers on our consolidated financial statements for each of the two fiscal years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for each year included an explanatory paragraph regarding our wholly owned subsidiary, The Babcock & Wilcox Company.

     During the two fiscal years ended  December 31,  2005,  and the  subsequent interim period through March 27, 2006, there were no disagreements between us and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

     During the two years ended December 31, 2005, and the subsequent interim period through March 27, 2006, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, except as described in the following paragraph.

     In March 2004, PricewaterhouseCoopers advised us of a material weakness relating to our ability to forecast accurately total costs to complete fixed-price contracts, primarily first-of-a-kind projects. We discussed this material weakness in Item 9A in our Form 10-K for the year ended December 31, 2003. In connection with the audit of the year ended December 31, 2004, PricewaterhouseCoopers reported material weaknesses related to the following:
(1) account reconciliations in our Marine Construction Services segment in the Eastern Hemisphere related to cash and cash equivalents, accounts payable and other accounts were not being properly completed; and (2) control deficiencies at our business units with respect to access to financial application programs and data which included lack of compliance with the Company's internal access security policies and segregation of duties requirements and lack of independent monitoring of the activities of technical information technology staff and some users with financial accounting and reporting responsibilities that also have unrestricted access to financial application programs and data. We discussed these material weaknesses in Item 9A in our Form 10-K for the year ended December 31, 2004.

     As disclosed in Item 9A in our Form 10-K for the year ended December 31, 2005, management conducted an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2005. Based on this assessment, management concluded that our internal control over financial reporting was effective as of December 31, 2005. Management's assessment of the effectiveness of our internal control over financial reporting was audited by PricewaterhouseCoopers, whose unqualified report thereon also appears in such 10-K.

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     During  the two  fiscal  years  ended  December  31,  2005,  and during the subsequent interim period preceding the appointment of Deloitte & Touche LLP, we had not consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (2) any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K, or a "reportable event" described in Item 304(a)(1)(v) of Regulations S-K.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

          16.1 Letter from PricewaterhouseCoopers LLP dated March 31, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         McDERMOTT INTERNATIONAL, INC.


                                         By: /s/ Michael S. Taff
                                             -----------------------------------
                                             Michael S. Taff
                                             Vice President and Chief Accounting
                                             Officer

March 31, 2006

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